Exhibit 10.1

INCREMENTAL ACTIVATION NOTICE
September 12, 2014
To:    Bank of America, N.A.,
as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 18, 1999 and amended and restated on April 11, 2012 (as amended by Amendment No. 1, dated as of March 22, 2013, Amendment No. 2, dated as of April 22, 2013, the Term F Incremental Activation Notice (as defined in Exhibit A), Amendment No. 3, dated as of June 27, 2013, the Term E Incremental Activation Notice (as defined in Exhibit A), and as the same may be further amended, restated, modified and supplemented from time to time, the “Credit Agreement”) by and among CHARTER COMMUNICATIONS OPERATING, LLC, a Delaware limited liability company (“Borrower”), CCO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the LENDERS party thereto and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
This notice is an Incremental Activation Notice referred to in Section 2.1(f) of the Credit Agreement. Effective as of the Incremental Facilities Effective Date, the Borrower, the Administrative Agent and each of the Lenders signatory hereto each hereby agree as follows:
ARTICLE ONE
DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:
“Incremental Facilities Effective Date”: the date on which the conditions specified in Article Three are satisfied.
“Term G Lender”: each Lender that holds a Term G Loan Commitment or that makes a Term G Loan.
“Term G Loan Commitment”: as to any Term G Lender, the obligation of such Lender to make Term G Loans in an aggregate principal amount not to exceed, as applicable, (a) the amount set forth opposite such Lender’s name under the heading “Term G Loan Commitment” on Schedule I or (b) the amount set forth in any Assignment and Assumption to which such Lender is a party as an Assignee, in each case as the same may be changed from time to time pursuant to the terms hereof and of the Credit Agreement. The Term G Loan Commitment of each Term G Lender shall automatically be permanently reduced by the amount of any Term G Loans made by it.

ARTICLE TWO

INCREMENTAL TERM LOANS
The terms of the Term G Loans established pursuant to this Incremental Activation Notice shall be identical to the terms of the Term Loans outstanding immediately prior to the effectiveness of this Incremental Activation Notice, subject to the following additional terms or as otherwise provided herein:
(a)    Procedures for Borrowing. Subject to the terms and conditions hereof and in the Credit Agreement, each Term G Lender severally agrees to make a loan (the “Term G Loan”), in each case, on the Incremental Facilities Effective Date in an amount equal to its Term G Loan Commitment pursuant to a single borrowing. Each Term G Loan shall initially be the Type of Loan specified in the Notice of Borrowing delivered pursuant to clause (b) of Article Four below until otherwise converted or continued in accordance with the Credit Agreement.

(b)    Incremental Term Maturity Date. The Incremental Term Maturity Date shall be September 12, 2021 (the “Incremental Term Maturity Date”).

(c)    Amortization. The Term G Loans of each Term G Lender shall mature in installments following the Incremental Facilities Effective Date (each due on the last day of each calendar quarter, except for the last installment), commencing the earlier (x) termination of the Acquisition Agreement and (y) the closing of the Acquisition, each of which shall be in an amount equal to (A) in the case of all such installments due prior to the Incremental Term Maturity Date, 0.25% of the principal amount of the Term G Loans under the Credit Agreement on the Incremental Facilities Effective Date (it being understood that, in addition to reductions resulting from optional and mandatory prepayments in accordance with Section 2.8 and Section 2.9 of the Credit Agreement, the aggregate principal amount of amortization payable by the Borrower with respect to all Term G Loans on any such date shall be reduced proportionately as a result of any conversion of Term G Loans to Extended Term Loans following the Incremental Facilities Effective Date and prior to the date of such payment) and (B) in the case of the last installment (which shall be due on the Incremental Term Maturity Date), the remaining principal balance of such Term G Loans outstanding on such date.

(d)    Applicable Margin. The Applicable Margin with respect to the Term G Loans shall be the sum of (A) in the case of ABR Loans, (x) 2.50% and (y) the amount (expressed as a percentage), if any, by which 1.75% exceeds the ABR at such time and (B) in the case of Eurodollar Loans, (x) 3.50% and (y) the amount (expressed as a percentage), if any, by which 0.75% exceeds the Eurodollar Rate for such Loans at such time; provided that in the event that any Incremental Term Loans or other Indebtedness which is secured by Liens ranking pari passu with the Liens securing the Obligations are incurred for purposes of financing all or a portion of the consideration payable in connection with the Acquisition and which Incremental Term Loans or other Indebtedness has an Effective Yield that is greater than the Effective Yield of the Term G Loans, the Applicable Margins with respect to the Term G Loans shall be increased to the extent necessary so that the Effective Yield of the Term G Loans is equal to the Effective Yield of such other Incremental Term Loans or other Indebtedness.

(e)    Upfront Fees. On the Incremental Facilities Effective Date, the Borrower shall pay to the Term G Lenders an upfront fee equal to 0.50% of the principal amount of the Term G Loans funded to the Borrower by the Term G Lender on such date.

(f)    Designation. None of the Term G Loans shall constitute Refinancing Term Loans.

(g)    Participation in Mandatory Prepayments from Asset Sales. The Term G Loans shall participate to the fullest extent permitted by Section 2.9(a) of the Credit Agreement in any prepayment from amounts required to be applied to a prepay Term Loans pursuant to Section 2.9(a) of the Credit Agreement.

(h)    Participation in Voluntary Prepayments; Soft-Call Protection. Voluntary repayments of the Term G Loans will be permitted at any time, without premium or penalty, subject to Section 2.18 of the Credit Agreement, except as provided in the following sentence. Notwithstanding anything to the contrary contained in the foregoing or in the Credit Agreement, at the time of the effectiveness of any Repricing Transaction that is consummated prior to the one year anniversary of the Incremental Facilities Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term G Loans, a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of such Lender’s Term G Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of such Lender’s Term G Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.

(i)    Assignment and Participation of Loans. The Term G Loans shall be subject to the assignment and participation provisions applicable to Term Loans under Section 10.6 of the Credit Agreement.

(j)    No Security in Assets of Holdings. The Term G Loans shall not be secured under the Loan Documents by any assets of Holdings.

ARTICLE THREE
REPRESENTATION AND WARRANTIES; NO DEFAULTS
Each Loan Party represents and warrants to the Administrative Agent and each of the Lenders party hereto that (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except for any representation and warranty that is made as of a specified earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to the Commitments and Loans in respect of the Term G Loans.

ARTICLE FOUR
CONDITIONS TO EFFECTIVENESS
The effectiveness of this Acquisition Incremental Activation Notice on the Incremental Facilities Effective Date is subject to satisfaction of the following conditions precedent:
(a)    Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page) of this Incremental Activation Notice from (i) each Loan Party and (ii)  the Lenders listed on Schedule I hereto (the “Incremental Term Lenders”).

(b)    Notice of Borrowing. The Administrative Agent shall have received a duly completed Notice of Borrowing for the Term G Loans to be borrowed on the Incremental Facilities Effective Date.

(c)    Opinion of Counsel to the Loan Parties. The Administrative Agent shall have received an opinion addressed to the Administrative Agent and the Lenders party to the Credit Agreement, dated the Incremental Facilities Effective Date, of Kirkland & Ellis LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent and the Incremental Term Lenders may reasonably request.

ARTICLE FIVE

MISCELLANEOUS

(a)Expenses. To the extent contemplated by Section 10.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable out of pocket expenses in connection with this Incremental Activation Notice and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

(b)Effect of Incremental Activation Notice. Except as expressly set forth herein, this Incremental Activation Notice shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the Incremental Facilities Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as supplemented by this Incremental Activation Notice.

(c)    Counterparts; Integration; Effectiveness. This Incremental Activation Notice may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Activation Notice shall become effective when this Incremental Activation Notice shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Incremental Activation Notice by telecopy shall be effective as delivery of a manually executed counterpart of this Incremental Activation Notice.

(d)    Governing Law. This Incremental Activation Notice and the rights and obligations of the parties under this Incremental Activation Notice shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(e)    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Activation Notice and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Activation Notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CCO HOLDINGS, LLC, as Holdings

By:	/s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

CHARTER COMMUNICATIONS OPERATING, LLC, as
Borrower

By:	/s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERETO

By:	/s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

[Signature Page to Activation Notice]

GOLDMAN SACHS BANK USA, as a Term G Lender

By:	/s/ Charles Johnston
Name: Charles Johnston
Title: Authorized Signatory

[Signature Page to Activation Notice]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Term G Lender

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Stanley Tran
Name: Stanley Tran
Title: Authorized Signatory

[Signature Page to Activation Notice]

DEUTSCHE BANK AG NEW YORK BRANCH as a Term G Lender

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Authorized Signatory

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[Signature Page to Activation Notice]

BANK OF AMERICA, N.A., as a Term G Lender

By:	/s/ Prayes Majmudar
Name: Prayes Majmudar
Title: Director

[Signature Page to Activation Notice]

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

[Signature Page to Activation Notice]

Schedule I

[Term G Loan Commitments
on Incremental Facilities Effective Date]

Schedule II
Subsidiary Guarantors
American Cable Entertainment Company, LLC
Cable Equities Colorado, LLC
CCO Purchasing, LLC
Charter Advertising of Saint Louis, LLC
Charter Cable Operating Company, LLC
Charter Cable Partners, LLC
Charter Communications Entertainment I, LLC
Charter Communications Entertainment II, LLC
Charter Communications Entertainment, LLC
Charter Communications Properties LLC
Charter Communications, LLC
Charter Distribution, LLC
Charter Helicon, LLC
Charter RMG, LLC
HPI Acquisition Co. LLC
Interlink Communications Partners, LLC
Long Beach, LLC
Marcus Cable Associates, L.L.C.
Marcus Cable of Alabama, L.L.C.
Peachtree Cable TV, LLC
Rifkin Acquisition Partners, LLC
Tennessee, LLC
Vista Broadband Communications, LLC
Cable Equities of Colorado Management Corp.
Marcus Cable, Inc.
Robin Media Group, Inc.
Helicon Partners I, L.P.
Peachtree Cable TV, L.P.
The Helicon Group, L.P.
Charter Communications Operating Capital Corp.
CCO NR Holdings, LLC
Charter Communications Ventures, LLC
CC Systems, LLC
CC Fiberlink, LLC
Charter Fiberlink - Alabama, LLC
Charter Fiberlink - Illinois, LLC
Charter Fiberlink CCO, LLC
Charter Fiberlink - Michigan, LLC
Charter Fiberlink - Missouri, LLC
Charter Fiberlink TX-CCO, LLC
Charter Communications VII, LLC
Falcon Cable Communications, LLC
Falcon Community Cable, L.P.

Schedule II-1

Falcon Video Communications, L.P.
Falcon Cable Media, A California Limited Partnership
Falcon Community Ventures I Limited Partnership
Falcon Cable Systems Company II, L.P.
Falcon Cablevision, A California Limited Partnership
Falcon Telecable, A California Limited Partnership
Falcon First, Inc.
Falcon First Cable of the Southeast, Inc.
Athens Cablevision Inc.
Dalton Cablevision Inc.
Plattsburgh Cablevision Inc.
Scottsboro TV Cable, Inc.
Ausable Cable TV, Inc.
Charter Fiberlink AR-CCVII, LLC
Charter Fiberlink NV-CCVII, LLC
Charter Fiberlink OR-CCVII, LLC
Charter Fiberlink WA-CCVII, LLC
Charter Communications VI, LLC
CC 10, LLC
CC VI Operating Company, LLC
Tioga Cable Company, Inc.
Charter Fiberlink MS-CCVI, LLC
Charter Fiberlink CA-CCO, LLC
Charter Fiberlink MA-CCO, LLC
Charter Fiberlink NC-CCO, LLC
Charter Fiberlink OH-CCO, LLC
Charter Fiberlink SC-CCO, LLC
Charter Fiberlink VA-CCO, LLC
Charter Fiberlink VT-CCO, LLC
CC V Holdings, LLC
CC VIII, LLC
CC VIII Holdings, LLC
CC VIII Operating, LLC
CC Michigan, LLC
Charter Communications V, LLC
Charter Fiberlink CC VIII, LLC
Hometown TV, Inc.
Midwest Cable Communications, Inc.
Charter Video Electronics, Inc.
Renaissance Media LLC
CC VIII Leasing of Wisconsin, LLC
Charter Cable Leasing of Wisconsin, LLC
Charter Stores FCN, LLC
Pacific Microwave Joint Venture
CC VI Fiberlink, LLC
CC VII Fiberlink, LLC

CC VIII Fiberlink, LLC
CCO Fiberlink, LLC
CCO SoCal I, LLC
CCO SoCal II, LLC
CCO SoCal Vehicles, LLC
Charter Fiberlink CT - CCO, LLC
Charter Fiberlink - Georgia, LLC
Charter Fiberlink LA - CCO, LLC
Charter Fiberlink - Nebraska, LLC
Charter Fiberlink NY - CCO, LLC
Charter Fiberlink NH - CCO, LLC
Charter Fiberlink - Tennessee, LLC
Charter Advanced Services (CA), LLC
Charter Advanced Services (CT), LLC
Charter Advanced Services (LA), LLC
Charter Advanced Services (MA), LLC
Charter Advanced Services (NC), LLC
Charter Advanced Services (NH), LLC
Charter Advanced Services (NY), LLC
Charter Advanced Services (SC), LLC
Charter Advanced Services (VA), LLC
Charter Advanced Services (VT), LLC
Charter Advanced Services (AL), LLC
Charter Advanced Services (GA), LLC
Charter Advanced Services (IL), LLC
Charter Advanced Services (MI), LLC
Charter Advanced Services (MO), LLC
Charter Advanced Services (NE), LLC
Charter Advanced Services (TN), LLC
Charter Advanced Services (TX), LLC
Charter Advanced Services (WI), LLC
Charter Advanced Services (MN), LLC
Charter Advanced Services (NV), LLC
Charter Advanced Services (OR), LLC
Charter Advanced Services (WA), LLC
Charter Advanced Services (MT), LLC
Charter Advanced Services (UT), LLC
Charter Advanced Services (WY), LLC
Charter Advanced Services (CO), LLC
Charter Advanced Services VIII (MI), LLC
Charter Advanced Services VIII (MN), LLC
Charter Advanced Services VIII (WI), LLC,
Bresnan Broadband Holdings, LLC
Bresnan Communications, LLC
Bresnan Digital Services, LLC
Bresnan Microwave of Montana, LLC

Bresnan Broadband of Colorado, LLC
Bresnan Broadband of Montana, LLC
Bresnan Broadband of Wyoming, LLC
Bresnan Broadband of Utah, LLC
Charter Advanced Services (MS), LLC
Charter Advanced Services (PA), LLC
Charter Advanced Services (OH), LLC
Charter Advanced Services (KY), LLC
Charter Advanced Services (IN), LLC
Charter Advanced Services (WV), LLC
RMG Transfers III, LLC
CCO Holdco Transfers VII, LLC
CCO Transfers, LLC
PCI Transfers VI, LLC
ACTV Transfers V, LLC
Phone Transfers (AL), LLC
Phone Transfers (GA), LLC
Phone Transfers (TN), LLC
Phone Transfers (CA), LLC
Phone Transfers (NC), LLC
Phone Transfers (VA), LLC
VOIP Transfers (AL), LLC
VOIP Transfers (GA), LLC
VOIP Transfers (TN), LLC
VOIP Transfers (CA), LLC
VOIP Transfers (NC), LLC
VOIP Transfers (VA), LLC
CCO LP, LLC
Charter Communications of California, LLC
Charter Home Security, LLC